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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                  July 25, 2005
                        ---------------------------------
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-14182                    25-1771145
------------------------            ----------             -------------------
(State of incorporation)           (Commission               (IRS Employer
                                   File Number)            Identification No.)

             440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA             17201
             ----------------------------------------           ---------
              (Address of principal executive office)           (Zip Code)


                                  717-264-7161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                    No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2005, the Company entered into the First Amendment to Loan and Security Agreement (the "First Amendment") by and among the Company, TB Wood's Incorporated ("TBWI"), TB Wood's Enterprises, Inc. ("TBWE"), Plant Engineering Consultants, LLC ("PEC" and, together with TBWI and TBWE, the "Borrowers"), T.B. Wood's Canada Ltd. (together with the Company, the "Guarantors" and, collectively, with the Borrowers, "TB Wood's"), Manufacturers and Traders Trust Company ("M&T Bank"), as collateral agent and funding agent and the lenders from time to time party thereto. The First Amendment amends the Loan and Security Agreement dated January 7, 2005 among the Borrowers, the Guarantors, M&T Bank and the lenders signatory thereto (the "Loan Agreement") and (1) provides for certain amendments to the affirmative and negative covenants, (2) permits the Borrowers to incur up to $15,000,000 of unsecured subordinated indebtedness prior to September 30, 2005 in accordance with certain terms in order to fund, among other things, the Company's proposed self-tender which was previously announced on August 1, 2005, and (3) extends the maturity date under the Loan Agreement to April 1, 2009.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) In connection with his appointment by President Bush as Ambassador to France, Craig Stapleton has resigned as a director of the Company effective July 25, 2005. At the time of his resignation, Mr. Stapleton was also a member of the Audit and Compensation Committees of the Board of Directors.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TB WOOD'S CORPORATION


                                  By /s/ Joseph C. Horvath
                                  --------------------------------------------
                                  Vice President-Finance
                                  (Principal Financial and Accounting Officer)

                                  Date:  August 1, 2005